

MVP REIT, Inc.

Quarterly Update

August 19, 2014

Speakers:

Mike Shustek
CEO, MVP REIT, Inc.

Dustin Lewis, CPA
CFO, MVP REIT, Inc.

John Roy, CPP
CIO, MVP Realty Advisors

Forward-Looking Statements

This presentation includes forward-looking statements that can be identified by the use of words such as "will," "may," "should," or other comparable terminology. Statements concerning future performance, cash flows and any other guidance on present or future periods constitute forward-looking statements. Forward-looking statements involve significant risks and uncertainties and you should not unduly rely on these statements. You should be aware that a number of important factors could cause our actual results to differ materially from those in these forward-looking statements including the risks summarized below and the risks described in our filing with the Securities and Exchange Commission. The statements made herein are as of the date hereof and we undertake no obligation to update these statements except as may be required by applicable securities laws.

Risk Factors

- We have a limited operating history, having commenced operations in December 2012.
- Although we have acquired several properties and identified others we intend to acquire, we are effectively a "blind pool" because we have not identified, and you will not be able to evaluate, any additional investments we will make with proceeds from this offering.
- This is a "best efforts" offering, and if we are unable to raise substantial funds then we may not be able to diversify our investments.
- We depend upon our advisor and its affiliates to conduct our operations.
- Our business strategy involves substantial risk as many of our investments are expected to be in real estate markets that have suffered significant declines in values over the last several years and we may seek to acquire loans made to higher risk borrowers.
- There is no public trading market for our shares and we are not required to list or liquidate by a certain date or at all. Accordingly, our shares will lack liquidity and you may have to hold the investment indefinitely.
- There are restrictions on your ability to have your shares repurchased under our share repurchase program.

Risk Factors Continued

- There are substantial conflicts of interest between us and our advisor and its affiliates.
- We may not be able to make distributions on a monthly basis and may pay distributions from sources other than cash flow from operations, including the sale of assets, borrowings or offering proceeds. We have no limits on the amounts we may pay from such sources. If we pay distributions from sources other than our cash flow from operations, the funds available to us for investments would be reduced and your share value may be diluted.
- We may incur substantial debt, which will increase our risk and may reduce our distributions.
- Failure to qualify as a REIT would adversely affect our ability to make distributions to our stockholders.
- We are an "Emerging Growth Company" under the federal securities laws and will be subject to reduced public company reporting requirements. Investing in our common stock is speculative and involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment.
- Our advisor and board of directors will have substantial discretion with respect to the selection of specific real property and may vary from MVP REIT guidelines to acquire properties which they believe represent value opportunities.
- See "Risk Factors" in the company's prospectus to read about the more significant risks you should consider before buying shares of our common stock.
- As with all investments in securities, there is risk of loss of capital.
- This is not a solicitation. Please read MVP's prospectus which is the only means of soliciting for shares of MVP REIT.
- **Copies of these slides have been filed through Form 8-K and can be found along with all of our filings on the SEC website.**

ABOUT MVP REIT, INC.

- Only REIT in the U.S., traded or non-traded, focused on the parking asset class
- REIT pays portion of up-front fees for a more investor-friendly structure



MVP REIT

MVP WELCOMES: JOHN ROY & LANCE MILLER

JOHN ROY, CPP
Chief Investment Officer

- Co-founder of of JNL Parking, a company specializing in the parking industry
- Received MBA from Notre Dame University
- Featured on CNBC to discuss the U.S. parking industry
- Co-written a book on parking acquisitions
- Certified Parking Professional (CPP)

LANCE MILLER, CPP
Chief Technology Officer

- Co-founder of of JNL Parking, along with John Roy
- U.S. Air Force Veteran
- MS degree from Cal State Fullerton
- Co-written a book on parking acquisitions
- Has over ten years experience in statistical modeling and analytical research from prior work as a government statistician.
- Certified Parking Professional (CPP)

WEBINAR TOPICS

- Financial Overview
- The Parking Industry
- The Difference with Parking Lease Agreements
- Investment Strategy
- Acquisitions & Pending Acquisitions



MVP REIT

FINANCIAL OVERVIEW

Expenses to REIT have been reduced:

- Legal
- Accounting
- Salaries
- Overhead
- Stockholder Communications

FINANCIAL OVERVIEW

General and Administrative Expenses

Third Quarter 2013	$1,270,000.00
Fourth Quarter 2013	$549,000.00
First Quarter 2014	$280,000.00
Second Quarter 2014	$168,000.00

For further information, please review historical 10-Qs, 10-Ks and 8-Ks for MVP REIT by visiting the www.sec.gov website or going to www.mvpreit.com.

MVP REIT

FINANCIAL OVERVIEW

Debt Refinancing:

- Fixed rate with interest rates below 5%
- Weighted avg. debt rate is 4.83%
- Leverage currently stands at 50% which is in line with our anticipated debt levels

For further information, please review historical 10-Qs, 10-Ks and 8-Ks for MVP REIT by visiting the www.sec.gov website or going to www.mvpreit.com.

MODIFIED FUNDS FROM OPERATIONS

The Investment Program Association ("IPA") issued Practice Guideline 2010-01 (the "IPA MFFO Guideline") on November 2, 2010, which extended financial measures to include modified funds from operations ("MFFO"). In computing MFFO, FFO is adjusted for certain non-operating cash items such as acquisition fees and expenses and certain non-cash items such as straight-line rent, amortization of in-place lease valuations, amortization of discounts and premiums on debt investments, nonrecurring impairments of real estate-related investments, mark-to-market adjustments included in net income (loss), and nonrecurring gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. Management is responsible for managing interest rate, hedge and foreign exchange risk. To achieve our objectives, the Company may borrow at fixed rates or variable rates. In order to mitigate our interest rate risk on certain financial instruments, if any, the Company may enter into interest rate cap agreements and in order to mitigate our risk to foreign currency exposure, if any, the Company may enter into foreign currency hedges. The Company views fair value adjustments of derivatives, impairment charges and gains and losses from dispositions of assets as non-recurring items or items which are unrealized and may not ultimately be realized, and which are not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance. Additionally, the Company believes it is appropriate to disregard impairment charges, as this is a fair value adjustment that is largely based on market fluctuations, assessments regarding general market conditions, and the specific performance of properties owned, which can change over time. No less frequently than annually, the Company evaluates events and changes in circumstances that could indicate that the carrying amounts of real estate and related intangible assets may not be recoverable. When indicators of potential impairment are present, the Company assesses whether the carrying value of the assets will be recovered through the future undiscounted operating cash flows (including net rental and lease revenues, net proceeds on the sale of the property, and any other ancillary cash flows at a property or group level under GAAP) expected from the use of the assets and the eventual disposition. Investors should note, however, that determinations of whether impairment charges have been incurred are based partly on anticipated operating performance, because estimated undiscounted future cash flows from a property, including estimated future net rental and lease revenues, net proceeds on the sale of the property, and certain other ancillary cash flows, are taken into account in determining whether an impairment charge has been incurred. While impairment charges are excluded from the calculation of MFFO as described above, investors are cautioned that due to the fact that impairments are based on estimated future undiscounted cash flows and the relatively limited term of our operations, it could be difficult to recover any impairment charges through operational net revenues or cash flows prior to any liquidity event.

MODIFIED FUNDS FROM OPERATIONS

The Company adopted the IPA MFFO Guideline as management believes that MFFO is a helpful indicator of our on-going portfolio performance and ability to sustain our current distribution level. More specifically, MFFO isolates the financial results of the REIT's operations. MFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, MFFO for the period presented may not be indicative of future results or our future ability to pay our dividends. By providing FFO and MFFO, the Company presents information that assists investors in aligning their analysis with management's analysis of long-term operating activities. MFFO also allows for a comparison of the performance of our portfolio with other REITs that are not currently engaging in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as MFFO, or an equivalent measure, is routinely reported by non-traded REITs, and the Company believe often used by analysts and investors for comparison purposes. As explained below, management's evaluation of our operating performance excludes items considered in the calculation of MFFO based on the following economic considerations:

- Straight-line rent. Most of our leases provide for periodic minimum rent payment increases throughout the term of the lease. In accordance with GAAP, these periodic minimum rent payment increases during the term of a lease are recorded to rental revenue on a straight-line basis in order to reconcile the difference between accrual and cash basis accounting. As straight-line rent is a GAAP non-cash adjustment and is included in historical earnings, it is added back to FFO to arrive at MFFO as a means of determining operating results of our portfolio.

- Amortization of in-place lease valuation. As this item is a cash flow adjustment made to net income in calculating the cash flows provided by (used in) operating activities, it is added back to FFO to arrive at MFFO as a means of determining operating results of our portfolio.

- Acquisition-related costs. The Company was organized primarily with the purpose of acquiring or investing in income-producing real property and loans secured by real estate in order to generate operational income and cash flow that will allow us to provide regular cash distributions to our stockholders. In the process, the Company incurs non-reimbursable affiliated and non-affiliated acquisition-related costs, which in accordance with GAAP, are expensed as incurred and are included in the determination of income (loss) from operations and net income (loss). These costs have been and will continue to be funded with cash proceeds from the offering or included as a component of the amount borrowed to acquire such real estate. (Continued on next slide…)

MODIFIED FUNDS FROM OPERATIONS

(…continued from previous slide)

- If the Company acquires a property after all offering proceeds from the offering have been invested, there will not be any offering proceeds to pay the corresponding acquisition-related costs. Accordingly, unless our Advisor determines to waive the payment of any then-outstanding acquisition-related costs otherwise payable to our Advisor, such costs will be paid from additional debt, operational earnings or cash flow, net proceeds from the sale of properties, or ancillary cash flows. In evaluating the performance of our portfolio over time, management employs business models and analyses that differentiate the costs to acquire investments from the investments' revenues and expenses. Acquisition-related costs may negatively affect our operating results, cash flows from operating activities and cash available to fund distributions during periods in which properties are acquired, as the proceeds to fund these costs would otherwise be invested in other real estate related assets. By excluding acquisition-related costs, MFFO may not provide an accurate indicator of our operating performance during periods in which acquisitions are made. However, it can provide an indication of our on-going ability to generate cash flow from operations and continue as a going concern after the Company ceases to acquire properties on a frequent and regular basis, which can be compared to the MFFO of other non-listed REITs that have completed their acquisition activity and have similar operating characteristics to ours. Management believes that excluding these costs from MFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management.

For all of these reasons, the Company believes the non-GAAP measures of FFO and MFFO, in addition to income (loss) from operations, net income (loss) and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and MFFO is that they are not indicative of our cash available to fund distributions since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and MFFO. Additionally, MFFO has limitations as a performance measure in an offering such as ours where the price of a share of common stock is a stated value. The use of MFFO as a measure of long-term operating performance on value is also limited if the Company does not continue to operate under our current business plan as noted above. MFFO is useful in assisting management and investors in assessing our on-going ability to generate cash flow from operations and continue as a going concern in future operating periods, and in particular, after the offering and acquisition stages are complete and NAV is disclosed. However, MFFO is not a useful measure in evaluating NAV because impairments are taken into account in determining NAV but not in determining MFFO. Therefore, FFO and MFFO should not be viewed as more prominent a measure of performance than income (loss) from operations, net income (loss) or to cash flows from operating activities and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate MFFO and its use as a non-GAAP performance measure. In the future, the SEC or NAREIT may decide to standardize the allowable exclusions across the REIT industry, and the Company may have to adjust the calculation and characterization of this non-GAAP measure.

FINANCIAL OVERVIEW

Modified Funds From Operations

Fourth Quarter 2013	$ (1,079,000.00)
First Quarter 2014	$ 131,000.00
Second Quarter 2014	$ 251,000.00

For further information, please review historical 10-Qs, 10-Ks and 8-Ks for MVP REIT by visiting the www.sec.gov website or going to www.mvpreit.com.

FINANCIAL OVERVIEW

Modified Funds from Operations Distribution Coverage

First Quarter 2014	29.03%
Second Quarter 2014	52.07%

For further information, please review historical 10-Qs, 10-Ks and 8-Ks for MVP REIT by visiting the www.sec.gov website or going to www.mvpreit.com.

FINANCIAL OVERVIEW

Financial Summary:

- Expense Reimbursements
- Debt Refinancing
- Modified Funds From Operations

PARKING OVERVIEW

- The Parking Industry
- The Difference with Parking Lease Agreements
- Investment Strategy
- Acquisitions/Pending Acquisitions



COURTHOUSE
PARKING

MVP REIT

THE PARKING INDUSTRY

From 2007 to 2008 revenue increased 5.1%; therefore in 2009 revenue was still 3.6% higher than 2007 as it decreased only 1.5%.*

2007-2012 Parking Revenue Market Size ($ Millions)


Recession
$10,000.00
$9,500.00
$9,000.00
$8,500.00
$8,000.00
$7,500.00
$7,000.00
2007
2008
2009
2010
2011
2012

*U.S. Census & Federal Statistics from Anything Research Report (2013)

Past performance is no speculation of future results.
Please see the prospectus for a list of potential risk factors related to an investment in MVP REIT, Inc.

THE PARKING INDUSTRY

- Heavy demand - population growth in U.S. cities
  - The nationwide population is expected to increase by 131 million people in the next 40 years*
  - Increasing percentage of population concentrated in cities**
  - Approximately 254.4 million registered highway vehicles in U.S.***

- Fragmented industry †
  - Nearly 65% of firms own approximately a single parking establishment
  - Nearly 65% of firms have 9 or less employees

*U.S. Census Bureau: 'United States Population Projections 2000-2050'
**U.S. Department of Transportation and National Parking Association, NPA Parking In Prospective, p. 12
*** Schnepf, Randy, Agriculture-Based Biofuels: Overview and Emerging Issues, (Congressional Research Service, Oct.2010).
† Data calculated from U.S. Census Bureau: Parking Lots and Garages – By Employment Size of Enterprise. 2008.
See: https://www.census.gov/ epcd/susb/2008/us/US812930.HTM

MVP REIT

THE DIFFERENCE WITH PARKING LEASE AGREEMENTS

Parking - A *Different* Net Lease

All MVP properties to date have either:

- Predetermined lease payments
- Rent bumps/CPI increases, and/or
- Revenue participation after specified threshold
- *May have the ability to renegotiate the lease upon purchase or sale*



Budget
Central

INVESTMENT STRATEGY

Targeted Property Locations:

1. Government / Courthouses
2. Hospitals
3. Sports Venues & Stadiums


ONE
government
TWO
hospitals
THREE
sports
venues

Source: JNL Parking Portfolio Review
There is no guarantee that MVP will buy near these locations.

INVESTMENT STRATEGY

Finding Potential Value in Parking

- Automation
- Correcting Operational Inefficiencies
- Development Opportunities


u-park
u-park
PAY HERE

ACQUISITIONS OVERVIEW

MVP currently has eight properties within its portfolio including:

- 5 Parking Facilities
- 2 Self-Storage Facilities
- 1 Office Building



MVP REIT

ACQUISITIONS

Downtown Parking Lot
St. Louis, MO







Source: Bing Maps

MVP REIT

ACQUISITIONS

Courthouse Parking Lot
(Court Ave.)
Memphis, TN







MVP REIT

ACQUISITIONS

Downtown Parking Lot
(Poplar Ave.)
Memphis, TN







MVPREIT

ACQUISITIONS



Downtown Courthouse Parking
Fort Lauderdale, FL



Downtown Parking Lot
Kansas City, MO

PENDING ACQUISITION



Tower Garage at Mabley Place

- Located in downtown Cincinnati, OH
- Approximately 775 parking spaces

The material items of the Cincinnati Purchase Agreement include: (i) a due diligence period that is forty-five days from the Effective Date, or the date both parties execute the Cincinnati Purchase Agreement; (ii) an initial earnest money deposit of one million dollars to be deposited with escrow agent upon purchaser's execution of the agreement, which shall be applied to the Cincinnati Purchase Agreement and is nonrefundable unless the agreement is terminated during the due diligence period or except in limited circumstances, such as seller's breach of the Cincinnati Purchase Agreement or failure to meet a condition precedent; (iii) a closing date no sooner than December 9, 2014; and (iv) a right to terminate the Cincinnati Purchase Agreement in our advisor's sole discretion at any time prior to or on the expiration of the due diligence period by providing seller a notice of disapproval. The Cincinnati Purchase Agreement also contains additional covenants, representations and warranties and other provisions that are customary of real estate purchase and sale agreements.

MVP REIT

QUESTIONS

Please submit your questions in the lower right-hand corner of your screen.

If you have any sales or marketing questions, we will call you individually. The purpose of this webinar is to update current investors with the latest financial and strategic information regarding MVP REIT.

SUMMARY

- Financial Overview
- The Parking Industry
- The Difference with Parking Lease Agreements
- Investment Strategy
- Acquisitions & Pending Acquisitions

MVP REIT, Inc.
12730 High Bluff Dr., Suite #110, San Diego, CA 92130
www.mvpreit.com
877.684.6871